        As filed with the Securities and Exchange Commission on January 27, 2006
                                      Registration Nos.: 811-21145 and 333-92106

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No [ ]

Post-Effective Amendment No. 6                                               [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]
Amendment No. 9

                       StreetTRACKS(R) Index Shares Funds
               (Exact Name of Registrant as Specified in Charter)

   225 Franklin St. Boston, MA 02110 (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (866) 787-2257

                            Scott M. Zoltowski, Esq.
                       State Street Bank and Trust Company
                               One Federal Street
                           Boston, Massachusetts 02110

                                    Copy to:
                              Stuart Strauss, Esq.
                             Clifford Chance US LLP
                               31 West 52nd Street
                            New York, New York 10119

It is proposed that this filing will become effective:

[ X ] immediately upon filing pursuant to Rule 485, paragraph (b)

[ ] on [DATE] pursuant to Rule 485, paragraph (b)

[ ] 60 days after filing pursuant to Rule 485, paragraph (a)(1)

[ ] on [DATE] pursuant to Rule 485, paragraph (a)(1)

[ ] 75 days after filing pursuant to Rule 485, paragraph (a)(2)

                       STREETTRACKS(R) INDEX SHARES FUNDS

                                   PROSPECTUS


                   STREETTRACKS(R) DOW JONES STOXX 50(R) FUND
                 STREETTRACKS(R) Dow Jones EURO STOXX 50(R) Fund


                                January 27, 2006


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUNDS ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT, NOR ARE SHARES DEPOSITS OR OBLIGATIONS OF ANY BANK. SUCH SHARES IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE LOSS OF PRINCIPAL.

                                TABLE OF CONTENTS


STREETTRACKS(R) INDEX SHARES FUNDS ........................................         3
WHO SHOULD INVEST?.........................................................         3
PRINCIPAL STRATEGIES OF THE FUNDS..........................................         3
     STREETTRACKS(R) DOW JONES STOXX 50(R) FUND............................         5
     STREETTRACKS(R) DOW JONES EURO STOXX 50(R) FUND.......................         5
PRINCIPAL RISKS............................................................         6
PERFORMANCE BAR CHARTS AND TABLES..........................................         8
FEES AND EXPENSES..........................................................         9
     EXAMPLE...............................................................        10
INDEX DESCRIPTIONS.........................................................        11
ADDITIONAL INVESTMENT STRATEGIES, RISKS AND OTHER
CONSIDERATIONS.............................................................        11
     ADDITIONAL INVESTMENT STRATEGIES......................................        11
     ADDITIONAL RISKS......................................................        11
MANAGEMENT.................................................................        13
INDEX LICENSES/DISCLAIMERS.................................................        14
DETERMINATION OF NET ASSET VALUE...........................................        15
BUYING AND SELLING THE FUNDS...............................................        15
PURCHASE AND REDEMPTION OF CREATION UNITS..................................        16
DISTRIBUTIONS..............................................................        17
PORTFOLIO HOLDINGS.........................................................        18
TAX MATTERS................................................................        18
GENERAL INFORMATION........................................................        19
FINANCIAL HIGHLIGHTS.......................................................        20
ADDITIONAL INFORMATION CONCERNING THE FUNDS................................        21
WHERE TO LEARN MORE ABOUT THE FUNDS........................................        23

                       STREETTRACKS(R) INDEX SHARES FUNDS


      streetTRACKS(R) Index Shares Funds (the "Trust") is an "index fund" consisting of two separate investment portfolios, the streetTRACKS(R) Dow Jones STOXX 50(R) Fund and the streetTRACKS(R) Dow Jones EURO STOXX 50(R) Fund, are offered by this Prospectus (hereinafter each referred to as a "Fund" and collectively, the "Funds").


      The investment objective of each Fund is to provide investment results that, before expenses, correspond generally to the total return performance of a market index (each, an "Index"). SSgA Funds Management, Inc. (the "Adviser") serves as investment adviser to the Funds.


      The shares of the Funds (the "Shares") will be listed on the New York Stock Exchange (the "Exchange"). The Shares trade on the Exchange at market prices that may differ to some degree from the Shares' net asset values. Each Fund issues and redeems its Shares on a continuous basis - at net asset value - only in a large specified number of Shares called a "Creation Unit," principally in-kind for securities included in the relevant Index. EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUNDS.


                               WHO SHOULD INVEST?

      Each Fund is designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of equity securities of companies in the Index. Each Fund may be suitable for long-term investment in the market or sector represented in the Index. Shares of the Funds may also be used as an asset allocation tool or as a speculative trading instrument. Unlike many conventional mutual funds which are only bought and sold at closing net asset values, each Fund's Shares have been designed to be tradable in a secondary market on the Exchange on an intraday basis and to be created and redeemed principally in kind in Creation Units at each day's next calculated net asset value. These arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions that may affect the net asset value of a Fund. Moreover, in contrast to conventional mutual funds where redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities to raise cash for redemptions which, in turn, may generate taxable gains, the in-kind redemption mechanism of the Funds generally will not lead to a tax event for shareholders who remain invested in a Fund.

                        PRINCIPAL STRATEGIES OF THE FUNDS

      Each Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the total return performance of its respective benchmark index. The Adviser seeks a correlation of 0.95 or better between each Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

      Each Fund generally will invest in all of the stocks comprising its benchmark index in proportion to the weightings in the index. However, under various circumstances, it may not be possible or practicable to purchase all of the stocks in an index in those weightings. In those circumstances, a Fund may purchase a sample of the stocks in its index in proportions expected by the Adviser to replicate generally the performance of the index as a whole. There may also be instances in which the Adviser may choose to overweight another stock in an index, purchase (or sell) securities not in the relevant index which the Adviser believes are appropriate to substitute for one or more index components, or utilize various combinations of other available investment techniques, in seeking to track accurately the index. In addition, from time to time stocks are added to or removed from an index. A Fund may sell stocks that are represented in its index, or purchase stocks that are not yet represented in its index, in anticipation of their removal from or addition to the index.


      Each Fund will normally invest at least 90% of its total assets in stocks that comprise its benchmark index. Each Fund has adopted a policy that requires each Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or its underlying Index. The Board of Trustees of the Trust may change a Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated. The Trustees will not change a

Fund's investment objective without shareholder approval.


* Except that under the "Dividend Reinvestment Service" described further in the Statement of Additional Information, Shares may be created in less than a Creation Unit and upon termination of a Fund, Shares may be redeemed in less than a Creation Unit.

          THIS SECTION DESCRIBES THE INVESTMENT OBJECTIVE AND PRINCIPAL
                      INVESTMENT STRATEGIES OF EACH FUND.


                   STREETTRACKS(R) DOW JONES STOXX 50(R) FUND
                                  (SYMBOL: FEU)



      Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the price and yield of the Dow Jones STOXX 50(R) Index ("Dow Jones STOXX 50(R) Index"). There is no assurance that the Fund will achieve its investment objective.



      Principal Investment Strategies. The Fund uses a passive management strategy designed to track the performance of the Dow Jones STOXX 50(R) Index. The Dow Jones STOXX 50(R) Index is a pan-European index that represents the performance of some of the largest companies, across all components of the 18 Dow Jones STOXX(R) 600 Supersector indexes. The 50 companies in the Dow Jones STOXX 50(R) Index are selected by first identifying the companies that equal approximately 60% of the free-float market capitalization of each corresponding Dow Jones STOXX(R) TMI Supersector Index. In addition, any stocks that are currently components of the Dow Jones STOXX 50(R) Index are added to the list. From that list, the 40 largest stocks are selected to be components of the Dow Jones STOXX 50(R) Index. In addition, any stocks that are current components of the Dow Jones STOXX 50(R) Index (and ranked 41-60 on the list) are included as components. If there are still less than 50 component stocks, the applicable number of the largest remaining stocks on the list ranked 41 or higher are included as components of the Dow Jones STOXX 50(R) Index.


      The Fund is subject to the follow risks, as described under "Principal Risks": INDEX AND EQUITY RISK; INDEX TRACKING RISK; FOREIGN RISK;
NON-DIVERSIFIED RISK; and CONCENTRATION RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."


                 STREETTRACKS(R) DOW JONES EURO STOXX 50(R) FUND
                                  (SYMBOL: FEZ)



      Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the price and yield of the Dow Jones EURO STOXX 50(R) Index ("Dow Jones EURO STOXX 50(R) Index"). There is no assurance that the Fund will achieve its investment objective.



      Principal Investment Strategies. The Fund uses a passive management strategy designed to track the performance of the Dow Jones EURO STOXX 50 Index. The Dow Jones EURO STOXX 50(R) Index represents the performance of some of the largest companies across all components of the 18 Dow Jones EURO STOXX(R) Supersector indexes. The 50 companies in the Dow Jones EURO STOXX 50(R) Index are selected by first identifying the companies that equal approximately 60% of the free-float market capitalization of each corresponding Dow Jones EURO STOXX(R) TMI Supersector Index. In addition, any stocks that are currently components of the Dow Jones EURO STOXX 50(R) Index are added to the list. From that list, the 40 largest stocks are selected to be components of the Dow Jones EURO STOXX 50(R) Index. In addition, any stocks that are current components of the Dow Jones EURO STOXX 50(R) Index (and ranked 41-60 on the list) are included as components. If there are still less than 50 component stocks, the applicable number of the largest remaining stocks on the list ranked 41 or higher are included as components of the Dow Jones EURO STOXX 50(R) Index.


      The Fund is subject to the follow risks, as described under "Principal Risks": INDEX AND EQUITY RISK; INDEX TRACKING RISK; FOREIGN RISK;
NON-DIVERSIFIED RISK; and CONCENTRATION RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

PRINCIPAL RISKS

INDEX AND EQUITY RISK: Unlike many investment companies, the Fund is not actively "managed." Therefore, it would not sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the relevant Index. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the relevant Index. Stock values could decline generally or could underperform other investments.

INDEX TRACKING RISK: The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. If the Fund utilizes a sampling approach, or futures or other derivative positions its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the stocks in the Index.


FOREIGN RISK: Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. The Fund's net asset value is determined on the basis of US dollars. Foreign currencies, investments, and other assets and liabilities, if any, are translated into US dollars at current exchange rates. Therefore, you may lose money if the local currency of a foreign market depreciates against the US dollar even if the local currency value of the Fund's holdings goes up.



    Foreign Securities. The Fund will invest in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include American Depository Receipts ("ADRs") which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investment in ADRs may be less liquid than the liquidity of the underlying shares in their primary trading market.


     Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

     Foreign securities involve special risks and costs. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

     Forward Currency Exchange Contracts. The Fund may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates. Foreign currency exchange contracts will be used at the discretion of the Adviser, and the Fund is not required to hedge its foreign currency positions. A forward currency contract is an obligation to exchange one currency for another on a future date at a specified exchange rate. Forward currency contracts are privately negotiated transactions, and can have substantial price volatility. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund's foreign holdings increases because of currency fluctuations.

NON-DIVERSIFIED RISK: The Fund is non-diversified and, as a result, may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single company or a single industry than diversified funds, the performance of that company or industry can have a substantial impact on the Fund's share price. The Fund intends to maintain the required level of diversification so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with diversification requirements of the Internal Revenue Code could limit the investment flexibility of the Fund.

CONCENTRATION RISK: The Fund's assets may be concentrated in an industry or group of industries to the extent that the Fund's underlying index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

THE FUNDS' SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS. THE FUNDS MAY NOT ACHIEVE THEIR OBJECTIVE. AN INVESTMENT IN A FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                   PERFORMANCE

      The bar charts and tables below provide some indication of the risks of investing in the Funds by showing the variability of the Funds' returns based on net assets and comparing the Funds' performance to a broad measure of market performance. Past performance (both before and after taxes) is not necessarily an indication of how the Funds will perform in the future. The after-tax returns presented below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                   STREETTRACKS(R) DOW JONES STOXX 50(R) FUND

                                   [BAR CHART]

                                                                   ANNUAL RETURN
                                                                   -------------
Calendar Year End 2003                                                     35.52%
Calendar Year End 2004                                                     15.25%
Calendar Year End 2005                                                      7.39%



      This bar chart shows the performance of the Fund's shares for the three full calendar years since its inception on October 15, 2002. During the period shown above (January 1, 2003 through December 31, 2005), the highest quarterly return for the Fund was 21.53% for the quarter ended June 30, 2003 and the lowest quarterly return for the Fund was -9.21% for the quarter ended March 31, 2003.



AVERAGE ANNUAL TOTAL RETURN                                                                        ONE             SINCE
(FOR PERIODS ENDING DECEMBER 31, 2005)                                                            YEAR          INCEPTION(1)
--------------------------------------                                                            ----          ------------
Return Before Taxes                                                                               7.39%                17.67%
Return After Taxes on Distributions                                                               7.08%                17.43%
Return After Taxes on Distributions and Sale of Creation Units                                    5.63%                15.52%
Dow Jones Stoxx 50(R) Index (reflects no deductions for fees, expenses or taxes) (USD)            7.75%                17.95%


----------

(1)   Investment operations commenced on October 15, 2002.


                 STREETTRACKS(R) DOW JONES EURO STOXX 50(R) FUND


                                   [BAR CHART]


                                                                   ANNUAL RETURN
                                                                   -------------
Calendar Year End 2003                                                     41.72%
Calendar Year End 2004                                                     18.01%
Calendar Year End 2005                                                      7.67%



      This bar chart shows the performance of the Fund's shares for the three full calendar years since its inception on October 15, 2002. During the period shown above (January 1, 2003 through December 31, 2005), the highest quarterly return for the Fund was 27.45% for the quarter ended June 30, 2003 and the lowest quarterly return for the Fund was -11.25% for the quarter ended March 31, 2003.

AVERAGE ANNUAL TOTAL RETURN                                                                        ONE              SINCE
(FOR PERIODS ENDING DECEMBER 31, 2005)                                                            YEAR           INCEPTION(1)
--------------------------------------                                                            ----           ------------
Return Before Taxes                                                                               7.67%                 21.35%
Return After Taxes on Distributions                                                               7.76%                 21.14%
Return After Taxes on Distributions and Sale of Creation Units                                    5.96%                 18.77%
Dow Jones Euro STOXX 50(R) Index (reflects no deductions for fees, expenses or taxes) (USD)       7.87%                 21.38%


----------

(1)   Investment operations commenced on October 15, 2002.

                                FEES AND EXPENSES


     This table describes the fees and expenses that you may pay if you buy and hold Shares of the Funds.(1)



                                                                                                             DOW JONES
                                                                                          DOW JONES        EURO STOXX 50(R)
                                                                                     STOXX 50(R) FUND(4)      FUND(4)
                                                                                     -------------------   -----------------
SHAREHOLDER FEES
(fees paid directly from your investment, but see "Creation and Redemption of
Creation Units" for a discussion of Creation and Redemption Transaction
Fees)........................................................................               0.00%                0.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from the Fund's assets)(2)
     Management Fees.........................................................               0.29%                0.29%
     Distribution and Services (12b-1) Fees                                                 None                 None
     Other Expenses(3) ......................................................               0.03%                0.03%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                        0.32%                0.32%

------------------
(1) You will incur customary brokerage commissions when buying and selling shares of the Fund.

(2)   Expressed as a percentage of average daily net assets.


     (3) The Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Fund, except for the management fees, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses and other extraordinary expenses.

                                     EXAMPLE

      Each Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the relevant Index. SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the relevant Index), assuming a 5% annual return and that the Funds' operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IN A CREATION UNIT IS FOR ILLUSTRATION PURPOSES ONLY, AS SHARES WILL BE ISSUED BY THE FUNDS ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED INDICATIONS OF EXPECTED FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESSER THAN THE ESTIMATES.


                                        1           3            5          10
                                       YEAR       YEARS        YEARS       YEARS
                                       ----       -----        -----       -----
                                       ($)         ($)          ($)         ($)
Dow Jones STOXX 50(R) Fund              33         103          180         406
Dow Jones EURO STOXX 50(R)  Fund        33         103          180         406

                               INDEX DESCRIPTIONS


      THE DOW JONES STOXX 50(R) INDEX. The Dow Jones STOXX(R) 600 TMI Supersector Indexes are subsets of the pan- European Dow Jones STOXX(R) Total Market Index and contain 600 of the largest stocks traded on the major exchanges in Europe. Countries covered in the Dow Jones STOXX 50(R) Index currently include Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Dow Jones STOXX 50(R) Index is a free float, market capitalization weighted index that captures approximately 60% of the underlying market capitalization of the pan-European Dow Jones STOXX(R) Total Market Index. The Dow Jones STOXX(R) Total Market Index covers approximately 95% of the free-float market capitalization of the investable universe in Europe. As of December 31, 2005, the market capitalization of the smallest company included in the Dow Jones STOXX 50(R) Index was approximately $29.9 billion.



      THE DOW JONES EURO STOXX 50(R) INDEX. The Dow Jones EURO STOXX(R) TMI Supersector Indexes represent the Eurozone portion of the Dow Jones EURO STOXX(SM) Total Market Index. Countries covered in the Dow Jones EURO STOXX 50(R) Index currently include Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain. The Dow Jones EURO STOXX 50(R) Index is a free float, market capitalization weighted index that captures approximately 60% of the underlying market capitalization of the Dow Jones EURO STOXX(R) Total Market Index. The Dow Jones EURO STOXX(R) Total Market Index covers approximately 95% of the free-float market capitalization of the investable universe in the Eurozone. As of December 31, 2005, the market capitalization of the smallest company included in the Dow Jones EURO STOXX 50(R) Index was approximately $11.7 billion.


                        ADDITIONAL INVESTMENT STRATEGIES,
                         RISKS AND OTHER CONSIDERATIONS

                        ADDITIONAL INVESTMENT STRATEGIES


      Each Fund may invest its remaining assets in money market instruments including repurchase agreements or funds which invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940 (the "1940 Act")), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular stock or stock index) and in options and futures contracts. Options and futures contracts (and convertible securities and structured notes) may be used by a Fund in seeking performance that corresponds to its benchmark Index and in managing cash flows. Each Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days for additions and deletions to the Index to be reflected in the portfolio composition of each Fund.


      Borrowing Money. Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

      Lending Securities. Each Fund may lend securities from its holdings to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes.

                                ADDITIONAL RISKS

      Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

      Fluctuation of Net Asset Value. The net asset value of the Shares will generally fluctuate with changes in the market value of the Fund's securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in each Fund's net asset value and supply and demand on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Index trading individually or in the aggregate at any point in time. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained.

      Lending of Securities. Although each Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, each Fund will bear the risk of loss of any cash collateral that it may invest.

      Continuous Offering. The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur.

      Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

      For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

      Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. The Trust, however, has received from the Securities and Exchange Commission ("SEC") an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of Shares. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange, is satisfied by the fact that such Fund's prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

                                   MANAGEMENT


      Adviser. SSgA Funds Management, Inc. serves as the Adviser to the Funds and, subject to the supervision of the Board of Trustees, is responsible for the investment management of the Funds. The Adviser, parts of State Street Bank and Trust Company ("State Street") and other affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of December 31, 2005 the Adviser managed approximately $96.7 billion in assets. As of December 31, 2005, SSgA managed approximately $1.4 trillion in assets, including approximately $578 billion in equity index funds. The Adviser's principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.


      For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser annual fees based on a percentage of each Fund's average daily net assets as set forth below.


Dow Jones STOXX 50(R) Fund                            0.29%
Dow Jones EURO STOXX 50(R) Fund                       0.29%



      From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses and other extraordinary expenses. A discussion regarding the basis for the Board of Trustee's approval of the investment advisory agreements for the Funds is available in the Trust's annual report to shareholders for the fiscal year ended September 30, 2005.


      Portfolio Managers. The Adviser manages the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSgA. Each portfolio management team is overseen by the SSgA Investment Committee.


      Key professionals involved in the day-to-day portfolio management for the Funds include Lynn Blake and John Tucker.



      Ms. Blake, CFA, is a Principal of SSgA and the Adviser. She joined the firm in 1987 and is the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake received an MBA in Finance from Northeastern University and a BS from the School of Management at Boston College. She is a member of the Boston Security Analysts Society.


      Mr. Tucker, CFA, is a Principal of SSgA and the Adviser. He joined the firm in 1988 and is a Unit Head for the firm's Exchange Traded Funds Management Team. Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society.


      Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds is available in the Statement of Additional Information.


      Administrator, Custodian and Transfer Agent. State Street is the Administrator for the Funds, the Custodian for each Fund's assets and serves as Transfer Agent to the Funds.

      Lending Agent. UBS Securities LLC acts as the securities lending agent for each Fund. For its services, the lending agent typically receives a portion of the net investment income, if any, earned on the collateral received for the securities loaned. In the future, subject to approval by the Trust's Board of Trustees, State Street may act as securities lending agent for the Funds. State Street is an affiliate of the Adviser.


      Distributor. State Street Global Markets, LLC is the Distributor of the Funds' Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

                                 INDEX LICENSES


      Dow Jones STOXX(R) Indexes. STOXX Limited publishes the Dow Jones STOXX(R) indexes. The Dow Jones STOXX 50(R) and Dow Jones EURO STOXX 50(R) Indexes were launched in February 1998, in advance of the European Monetary Union, the launch of the euro and the creation of the Eurozone on January 1, 1999. STOXX Limited was founded in 1997 as a joint venture among Deutsche Boerse AG, Dow Jones & Company, Inc. ("Dow Jones"), Euronext Paris SA and SWX Swiss Exchange. The Dow Jones STOXX 50(R) and Dow Jones EURO STOXX 50(R) are service marks of Dow Jones and STOXX Limited.


                                   DISCLAIMERS


      The streetTRACKS(R) Dow Jones STOXX 50(R) Fund and the streetTRACKS(R) Dow Jones EURO STOXX 50(R) Fund are not sponsored, endorsed, sold or promoted by STOXX Limited ("STOXX") or Dow Jones . Neither STOXX nor Dow Jones makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of trading in the Funds. STOXX's and Dow Jones' only relationship to the Adviser and the Funds is the licensing of certain trademarks and trade names of Dow Jones STOXX 50(R) and the Dow Jones EURO STOXX 50(R) which are determined, composed and calculated by STOXX without regard to the Adviser or the Funds. STOXX and Dow Jones have no obligation to take the needs of the Adviser or the owners of the Funds into consideration in determining, composing or calculating the Dow Jones STOXX 50(R) Index and the Dow Jones EURO STOXX 50(R) Index. Neither STOXX nor Dow Jones is responsible for or has participated in the determination of the timing of, prices at, or quantities of the Funds to be listed or in the determination of calculation of the equation by which the Funds are to be converted into cash. Neither STOXX nor Dow Jones will have any obligation or liability in connection with the administration, marketing or trading of the Funds.



      Neither STOXX nor Dow Jones guarantees the accuracy and/or the completeness of the Dow Jones STOXX 50(R) Index and the Dow Jones EURO STOXX 50(R) Index or any data included therein and neither STOXX nor Dow Jones shall have any liability for any errors, omissions, or interruptions therein. Neither STOXX nor Dow Jones makes any warranty, express or implied, as to results to be obtained by the Adviser, owners of the Funds, or any other person or entity from the use of the Dow Jones STOXX 50(R) Index and the Dow Jones EURO STOXX 50(R) Index or any data included therein. Neither STOXX nor Dow Jones makes any express or implied warranties, and STOXX and Dow Jones expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Dow Jones STOXX 50(R) Index and the Dow Jones EURO STOXX 50(R) Index and any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones or STOXX have any liability for any damages arising out of or related to the Dow Jones STOXX 50(R) Index and the Dow Jones EURO STOXX 50(R) Index or the Funds including, without limitation, indirect, punitive, special or consequential damages (including lost profits), even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and the Adviser other than as described herein.



      Neither the Adviser nor any of its affiliates, guarantees the accuracy and/or the completeness of either the Dow Jones STOXX 50(R) Index or the Dow Jones EURO STOXX 50(R) Index or any data included therein and neither the Adviser, nor any of its affiliates, shall have liability for any errors, omissions, or interruptions therein.

      The Adviser makes no warranty, express or implied, as to results to be obtained by a Fund, owners of Shares of a Fund, or any other person or entity from the use of the Indexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.


      Dow Jones STOXX(R), Dow Jones EURO STOXX(R), Dow Jones STOXX 50(R), Dow Jones EURO STOXX 50(R), Dow Jones STOXX(R) 600, Dow Jones EURO STOXX(R) 600 and Dow Jones STOXX(R) Total Market Index are service marks of Dow Jones & Company, Inc. and STOXX Limited.


                        DETERMINATION OF NET ASSET VALUE

      Net asset value per Share for each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees, including the management and distribution fees, if any, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund is calculated by the Funds' custodian and determined each business day, normally at the close of regular trading of the New York Stock Exchange (ordinarily 4:00 p.m., New York time).


      The value of each Fund's portfolio securities is based on the securities' last sale price on the market where it is primarily traded when available. If a security's market price is not readily available, the security is valued at its fair value, as determined under procedures established by the Trust's Board of Trustees. The procedures require the Funds' Pricing and Investment Committee to determine a security's fair value if a market price is not readily available. In these cases, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares. Consistent with the manner which the Funds' underlying Indexes are valued, portfolio securities are not generally fair valued solely on the basis of movements in the U.S. markets subsequent to the close of trading on the relevant foreign market.


                          BUYING AND SELLING THE FUNDS

      The Shares are listed for secondary trading on the Exchange. If you buy or sell Shares in the secondary market, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares will trade on the Exchange at prices that may differ to varying degrees from the daily net asset value of the Shares. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long.

      The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value ("IOPV") relating to each Fund. The IOPV calculations are based on local closing prices and may not reflect events that occur subsequent to the local market's close. As a result, premiums and discounts between the IOPV and the market price could be affected. The IOPV is the approximate value of Shares of each Fund. This should not be viewed as a "real-time" update of the net asset value per Share of a Fund, which is calculated only once a day. Bloomberg, L.P. will calculate the IOPV for each Fund. Neither the Funds, nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

                    PURCHASE AND REDEMPTION OF CREATION UNITS


      The Funds issue Shares and redeem Shares only in Creation Units (50,000 Shares per Creation Unit) at their respective net asset values on a continuous basis only on a day the NYSE is open for business. Set forth below is a brief description of the procedures applicable to creation and redemption of Creation Units. For more detailed information, see "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

      Each Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Trust's shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, each Fund issues and redeems its shares at net asset value per share for a basket of securities intended to mirror the Funds' portfolio, plus a small amount of cash, and the Funds' shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Funds' shareholders or (b) any attempts to market time the Funds by shareholders would result in negative impact to the Funds or their shareholders.

      Investors such as market-makers, large investors and institutions who wish to deal in Creation Units directly with a Fund, must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units. For more detailed information, see "PURCHASE AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

      Creation. In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the relevant Fund's benchmark index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of names and number of shares of the Deposit Securities is made available by the Fund's custodian through the facilities of the National Securities Clearing Corporation, commonly referred to as NSCC, immediately prior to the opening of business each day of the New York Stock Exchange. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities.

      Orders must be placed in proper form by or through a participant of the Depository Trust Company ("DTC Participant") that has entered into an agreement with the principal underwriter and the transfer agent with respect to purchases and redemptions of Creation Units ("Authorized Participant"). All orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m., New York time) ("Closing Time") in order to receive that day's closing net asset value per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the principal underwriter no later than 11:00 a.m. New York time. A custom order may be placed by an Authorized Participant in the event that a Fund permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting. See "PURCHASE AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

      A fixed Creation Transaction Fee of $1,500 is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may apply to the extent that cash is used in lieu of securities to purchase Creation Units. See "PURCHASE AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information. The price for each Creation Unit will equal the aggregate daily net asset value per Share, plus the fees described above and, if applicable, any transfer taxes. From time to time, any Fund may waive all or a portion of the applicable creation fee.

      Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 125% of the market value of the missing Deposit Securities. See "PURCHASE AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

      Legal Restrictions on Transactions in Certain Stocks (Purchase). An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the creation of a Creation Unit may, at the Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the creation of a Creation Unit.

      Redemption. The Funds' custodian makes available immediately prior to the opening of business each day of the New York Stock Exchange, through the facilities of the NSCC, the list of the names and the number of shares of each Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a particular Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the net asset value of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the net asset value of Shares, a compensating cash payment to the Fund equal to the differential will be required to be arranged for by, or on behalf of, the redeeming shareholder. For more detail, see "PURCHASE AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

      An order to redeem Creation Units of a Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the Exchange (ordinarily 4:00 p.m. New York time) in order to receive that day's closing net asset value per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 11:00 a.m., New York time.

      A fixed Redemption Transaction Fee of $1,500 is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. To the extent that redemptions are for cash, an additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust. See "PURCHASE AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information. From time to time, any Fund may waive all or a portion of the applicable redemption fee.

      Legal Restrictions on Transactions in Certain Stocks (Redemption). An investor subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash at the Fund's discretion.

                                  DISTRIBUTIONS

      Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of the Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

      Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

      Income dividend distributions, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code.

      Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

                               PORTFOLIO HOLDINGS

      A description of the Trust's policies and procedures with respect to the disclosure of each of the Fund's portfolio securities is available in the Statement of Additional Information.


                                   TAX MATTERS


      As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Funds.

      Unless your investment in the Funds is through a tax-exempt entity or tax deferred retirement account, such as a 401 (k) plan, you need to be aware of the possible tax consequences when:

      -     Each Fund makes distributions,

      -     You sell Shares listed on the Exchange, and

      -     You create or redeem Creation Units


      Taxes on Distributions. Each Fund will distribute any net investment income quarterly, and any net realized long-term or short-term capital gains annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares. Under the provisions of the Jobs and Growth Tax Relief Reconcilitation Act of 2003, some ordinary dividends paid to individual shareholders may qualify for taxation at a lower tax rate.


      Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.


      Since more than 50% of any Fund's total assets at the end of its taxable year will consist of foreign stocks or securities, the Fund intends to elect to "pass through" to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor's pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor's pro rata share of the Fund's foreign income taxes.



      If you are not a citizen or permanent resident of the United States, each Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. The Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Fund may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the proposed legislation.

      Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

      By law, your Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rate for individuals is currently 28%.

      Taxes on Exchange-Listed Share Sales. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

      Taxes on Creations and Redemptions of Creation Units. A person who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible.

      Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

      If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

      The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

                               GENERAL INFORMATION

      The Trust was organized as a Massachusetts business trust on February 14, 2002. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Statement of Additional Information for more information concerning the Trust's form of organization.

      For purposes of the 1940 Act, Shares of the Funds are issued by the Funds and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has requested exemptive relief from Section 12(d)(1). If the relief is granted, registered investment companies will be permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions which will be set forth in an exemptive order issued to the Trust by the SEC, including that such investment companies enter into an agreement with the Funds.

      From time to time, a Fund may advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of the Fund. For a more detailed description of how the Fund computes its performance figures and how these numbers may be used in advertisements, please consult the Statement of Additional Information.


      Clifford Chance US LLP serves as counsel to the Trust, including the Funds. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.

                              FINANCIAL HIGHLIGHTS

      The following financial highlights tables are intended to help you understand each Fund's financial performance for the life of the Fund. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

      This information in the financial highlights forming part of the financial statements of each Fund, has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' Annual report to Shareholders. Annual Reports may be obtained without charge by calling 1-866 S-TRACKS.

      Selected data for a share of beneficial interest outstanding throughout the period is presented below:


                                                   FOR THE YEAR ENDED       FOR THE YEAR ENDED       FOR THE PERIOD ENDED
                                                   SEPTEMBER 30, 2005       SEPTEMBER 30, 2004+      SEPTEMBER 30, 2003*
                                                  --------------------     --------------------   --------------------------
                                                               DOW JONES                 DOW JONES                   DOW JONES
                                                  DOW JONES      EURO       DOW JONES      EURO       DOW JONES         EURO
                                                 STOXX 50(R)  STOXX 50(R)   STOXX 50(R)  STOXX 50(R)  STOXX 50(R)    STOXX 50(R)
                                                    FUND         FUND          FUND         FUND         FUND            FUND
                                                 -----------  -----------   -----------  -----------  -----------    -----------
Net asset value, beginning of period             $   33.20    $   33.94     $   27.89     $  27.97    $   25.34(4)   $     24.35(4)
                                                 ---------    ---------     ---------     --------    ---------      -----------
Income from investment operations:
Net investment income                                 1.01         0.94          0.99         0.64         1.20             0.97
Net realized and unrealized gain                      6.10         7.39          5.16         6.14         2.50             3.59
                                                 ---------    ---------     ---------     --------    ---------      -----------
Total from investment operations                      7.11         8.33          6.15         6.78         3.70             4.56
                                                 ---------    ---------     ---------     --------    ---------      -----------
Undistributed net investment income included
 in price of units issued and redeemed                0.00(5)      0.02          0.01         0.01        (0.49)           (0.30)

Distributions to shareholders from:
Net investment income                                (1.00)       (0.98)        (0.85)       (0.82)       (0.66)           (0.64)
                                                 ---------    ---------     ---------     --------    ---------      -----------
Net asset value, end of period                   $   39.31    $   41.31     $   33.20     $  33.94    $   27.89      $     27.97
                                                 =========    =========     =========     ========    =========      ===========
Total return(1)                                      21.60%       24.82%        22.13%       24.21%       12.79%           17.46%
Net assets, end of period (in 000's)             $  31,447    $ 179,688     $  24,896     $ 93,325    $   8,421      $    85,366
Ratio of expenses to average net assets               0.32%        0.32%         0.33%        0.33%        0.35%            0.35%(2)
Ratio of net investment income to average
 net assets                                           2.75%        2.79%         2.98%        1.92%        2.96%(2)         2.78%(2)
Portfolio turnover rate(3)                               9%          15%            7%          11%           6%               6%


-----------
* For the period October 15, 2002 (commencement of operations) through September 30, 2003.

+ Effective July 1, 2004, SSgA Funds Management, Inc. succeeded UBS Global Asset Management (US) Inc. as the Fund's Adviser.

(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.

(2)   Annualized

(3) Portfolio Turnover rate excludes securities received or delivered from processing of creations or redemptions.


(4) The beginning net asset values shown above have been adjusted to reflect reverse stock splits which were effective October 15, 2002, in order to adjust the net asset value per share of each Fund to be approximately 1/100th of the value of its respective Index. The ratio of the reverse stock split for the Dow Jones STOXX 50(R) Fund and the Dow Jones EURO STOXX 50(R) Fund was 1:2.536 and 1:2.444, respectively.


(5)   Amount is less than $0.005 per share

                   ADDITIONAL INFORMATION CONCERNING THE FUNDS

      The following charts are provided to: (i) show the frequency at which the closing bid/ask midpoint price for each Fund was at a discount or premium to the daily net asset value (NAV); and (ii) compare each Fund's total return at NAV with the total return based on market price and its benchmark index.

      The discount or premium is the percentage difference between the NAV and the closing bid/ask midpoint price of a Fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV.


                           DOW JONES STOXX 50(R) FUND



                                           FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                                CLOSING BID/ASK MIDPOINT PRICE VS. NAV
                                                       AS OF DECEMBER 31, 2005
                                  -----------------------------------------------------------------
                                  CLOSING BID/ASK MIDPOINT PRICE     CLOSING BID/ASK MIDPOINT PRICE
                                        ABOVE NAV (PREMIUM)               BELOW NAV (DISCOUNT)
                                  ------------------------------     ------------------------------
                                   >0.50%     >1.00%    >2.00%       <-0.50%    <-1.00%    <-2.00%
                                  --------    ------    ------       -------    --------   --------
Quarter Ending: 12/31/05..........   9          2         0             3          2          4
(61 Trading Days)
Quarter Ending: 9/30/05...........  11          2         0             0          2          3
(64 Trading Days)
Quarter Ending: 6/30/05...........  14          9         1             4          2          0
(64 Trading Days)
Quarter Ending: 3/31/05...........   4          0         0             5          3          6
(63 Trading Days)



                                CUMULATIVE TOTAL RETURN      AVERAGE ANNUAL TOTAL RETURN
                              ---------------------------   ------------------------------
                                                   INDEX     NET                INDEX
                              NET ASSET   MARKET   VALUE    ASSET     MARKET    VALUE
                                VALUE     VALUE    (USD)    VALUE     VALUE     (USD)
                              ---------   ------   ------   ------    ------    -----
One Year ended 12/31/05.......  7.39%      5.28%    7.75%    7.39%     5.28%     7.75%
                              ------      -----    -----    -----     -----     -----
Since Inception(1)............ 68.86%     60.99%   69.88%   17.82%    16.07%    18.03%
                              ------      -----    -----    -----     -----     -----


-----------------

(1) Since Inception returns are calculated as of commencement of trading on October 21, 2002. The price used to calculate market returns is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated.

                         DOW JONES EURO STOXX 50(R) FUND



                                            FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                                 CLOSING BID/ASK MIDPOINT PRICE VS. NAV
                                                        AS OF DECEMBER 31, 2005
                             ---------------------------------------------------------------------------
                               CLOSING BID/ASK MIDPOINT PRICE        CLOSING BID/ASK MIDPOINT PRICE
                                    ABOVE NAV (PREMIUM)                   BELOW NAV (DISCOUNT)
                             ----------------------------------  ---------------------------------------
                               >0.50%      >1.00%      >2.00%      <-0.50%       <-1.00%       <-2.00%
                             ----------  ----------  ----------  ------------  ------------  -----------
Quarter Ending: 12/31/05.....      6          3           0             8           4             7
(61 Trading Days)
Quarter Ending: 9/30/05......      7          2           0             6           1             4
(64 Trading Days)
Quarter Ending: 6/30/05......      6          1           0            10           4             0
(64 Trading Days)
Quarter Ending: 3/31/05......     13          4           0             4           8             1
(63 Trading Days)



                            CUMULATIVE TOTAL RETURN      AVERAGE ANNUAL TOTAL RETURN
                           --------------------------  --------------------------------
                            NET                INDEX    NET              INDEX
                           ASSET      MARKET   VALUE   ASSET    MARKET   VALUE
                           VALUE       VALUE   (USD)   VALUE    VALUE    (USD)
                           -----      ------   ------  -----    ------   ------
One Year ended 12/31/05...  7.67%       5.74%   7.87%   7.67%    5.74%    7.87%
                           -----       -----   ------  -----    -----    -----
Since Inception(1)........ 82.84%      75.03%  82.80%  20.79%   19.15%   20.78%
                           -----       -----   ------  -----    -----    -----


-------------

(1) Since Inception returns are calculated as of commencement of trading on October 21, 2002. The price used to calculate market returns is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated.

                       WHERE TO LEARN MORE ABOUT THE FUNDS


      This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds' Shares. A Statement of Additional Information (dated January 27, 2006) and the annual and semi-annual reports to shareholders, each of which will be filed with the SEC, provide more information about the Funds. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the Fund's last fiscal year. The Statement of Additional information and the financial statements included in the Trust's most recent annual report to shareholders for the fiscal year ended September 30, 2005 is incorporated herein by reference (i.e., is legally part of this Prospectus). These materials may be obtained without charge by writing to the Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, [by visiting the Funds' website at www.streetTRACKS.com,] or by calling the following number:


                      Investor Information: 1-866-S-TRACKS

      The Registration Statement, including this Prospectus, the Statement of Additional Information, and the exhibits as well as the reports may be reviewed and copied at the SECs Public Reference Room (100 F Street, N.E., Washington D.C. 20549) or on the EDGAR Database on the SECs website (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.



      Shareholder inquiries may be directed to the Funds in writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 or by calling the Investor Information number listed above.


      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE FUNDS. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

      DEALERS EFFECTING TRANSACTIONS IN THE FUNDS' SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.


             THE TRUST'S INVESTMENT COMPANY ACT NUMBER IS 811-21145.

                       streetTRACKS(R) INDEX SHARES FUNDS


                   streetTRACKS(R) Dow Jones STOXX 50(R)* Fund



                streetTRACKS(R) Dow Jones EURO STOXX 50(R)** Fund


                       STATEMENT OF ADDITIONAL INFORMATION


                                JANUARY 27, 2006



streetTRACKS(R) Index Shares Funds (the "Trust") is an investment company consisting of two separate exchange-traded "index funds," the streetTRACKS(R) Dow Jones STOXX 50(R) Fund and streetTRACKS(R) Dow Jones EURO STOXX 50(R) Fund (the "Funds") are offered by this Statement of Additional Information. SSgA Funds Management, Inc. is the investment adviser ("Adviser") for each Fund. State Street Global Markets, LLC is the principal underwriter ("Principal Underwriter") for each Fund's shares.



The Report of Independent Registered Public Accounting Firm, financial highlights, and financial statements of the Funds' included in the Trust's Annual Report to Shareholders for the fiscal year ended September 30, 2005 are incorporated herein by reference.



This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the Funds' current Prospectus dated January 27, 2006, as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Funds' current Prospectus may be obtained without charge by calling toll-free 1-866-STRACKS. The Prospectus contains more complete information about the Funds. You should read it carefully before investing.


TABLE OF CONTENTS


                                                                     PAGE
General Description of the Trust                                       2
Additional Investment Policies and Restrictions                        2
Dow Jones STOXX Indexes                                                4
Investment Restrictions                                                6
Special Considerations and Risks                                       7
Exchange Listing and Trading                                           8
Management of the Trust                                               10
Brokerage Transactions                                                16
Book Entry Only System                                                17
Control Persons and Principal Holders of Securities                   18
Purchase and Redemption of Creation Units                             19
Determination of Net Asset Value                                      24
Dividends and Distributions                                           24
Taxes                                                                 25
Capital Stock and Shareholder Reports                                 27
Counsel and Independent Registered Public Accounting Firm             28
Financial Statements                                                  28
Appendix A                                                            29
Appendix B-Proxy Voting Policies                                      33



* Dow Jones STOXX 50 is a service mark of Dow Jones & Company, Inc. and STOXX Limited.



** Dow Jones EURO STOXX 50 is a service mark of Dow Jones & Company, Inc. and STOXX Limited.

GENERAL DESCRIPTION OF THE TRUST


The Trust is an open-end management investment company. The Trust currently consists of two Funds, the streetTRACKS(R) Dow Jones STOXX 50(R) Fund and streetTRACKS(R) Dow Jones EURO STOXX 50(R) Fund. Each Fund generally will invest in all the stocks comprising its relevant underlying index in similar proportion to their weightings in such index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks at those weightings. These circumstances include local market closures or the unavailability of a security due to a corporate action or other trading stoppage.


The Trust was organized as a Massachusetts business trust on February 14, 2002. The investment objective of each Fund is to seek to provide investment results that, before expenses, correspond generally to the price and yield of a specified market index. The shares of each Fund are referred to herein as "Shares."

Each Fund offers and issues Shares at their net asset value only in aggregations of a specified number of shares (each, a "Creation Unit") generally in exchange for a basket of equity securities included in its benchmark index ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component").* Shares trade on the New York Stock Exchange at market prices. These prices may differ from the net asset values of the Shares. Shares are also redeemable only in Creation Unit aggregations**, and generally in exchange for portfolio securities and a specified cash payment ("Cash Redemption Amount"). A Creation Unit of each Fund consists of 50,000 Shares.

The Trust reserves the right to offer a "cash" option for purchases and redemptions of Creation Units (subject to applicable legal requirements) although it has no current intention of doing so. Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust an amount of cash equal to at least 125% of the market value of the missing Deposit Securities. See "PURCHASE AND REDEMPTION OF CREATION UNITS." In each instance of such cash purchases or redemptions, the Trust may impose, in addition to the fixed Creation or Redemption Transaction Fee, an additional transaction fee of up to four times the fixed Creation or Redemption Transaction Fee. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

* See "Dividend Reinvestment Service," however, for a description of the sole case in which Shares may be purchased in less than a Creation Unit

** Except upon termination of a Fund.

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

The following supplements the information contained in the Prospectus concerning additional investment policies and restrictions of the Funds.

LENDING PORTFOLIO SECURITIES. Each Fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that the Adviser deems qualified. Because the assets that are pledged as collateral to each Fund in connection with these loans generate income, securities lending may enable a Fund to earn additional income that may partially offset the expenses of such Fund, and thereby, reduce the effect that expenses have on such Fund's ability to provide investment results that substantially correspond to the price and yield of its respective benchmark index.

Loans of portfolio securities may not exceed 33 1/3% of a Fund's total assets. The documentation for these loans provides that a Fund will receive collateral equal to at least 105% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Fund is determined. Each Fund will pay reasonable administrative and custodial fees in connection with the loan of securities and invests collateral in money market instruments or funds that invest exclusively in money market instruments.

Lending securities enables a Fund to earn additional income but could result in a loss or delay in recovering these securities. The borrower of a Fund's portfolio securities must maintain acceptable collateral with that Fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by the Adviser. Each Fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A Fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by the Adviser. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Fund will retain authority to terminate any of its loans at any time. Each Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.


Pursuant to procedures adopted by the Funds' Board of Trustees, UBS Securities LLC has been retained to serve as lending agent for each Fund. In the future, subject to approval by the Board of Trustees, State Street may act as lending agent for the Funds. State Street is an affiliate of the Adviser.


REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's custodian until repurchased. No more than an aggregate of 15% of each Fund's net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.


OTHER MONEY MARKET INSTRUMENTS. In addition to repurchase agreements, the Funds may invest in other high quality, short-term, U.S. dollar-denominated money market instruments of U.S. and foreign issuers. These instruments may include obligations of banks, time deposits and depository institutions, government and U.S. government agency securities, commercial paper and other short-term obligations issued by corporations, partnerships, trusts or other entities, corporate bonds and notes, variable and floating rate securities, funding agreements, guaranteed investment contracts, variable amount master demand notes, participation interests in any of the foregoing, reverse repurchase agreements, investment companies which invest exclusively in such money market instruments (subject to applicable limitations under Section 12(d)(1) of the Investment Company Act of 1940, as amended ("1940 Act")), and private investment vehicles similar to money market funds, including one managed by the Adviser.


FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS. Each Fund may utilize exchange-traded futures and options contracts and swap agreements.

Futures Contracts and Options -- Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.


After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Each Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its underlying benchmark index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the underlying index components or a subset of the components.


Restrictions on the Use of Futures and Options -- In connection with its management of the Funds, the Adviser has claimed an exclusion from registration as a commodity trading advisor under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA. The funds reserve the right to engage in transaction involving futures and option thereon to the extent allowed by the Commodity Futures Trading Commission ("CFTC") regulations in effect from time to time and in accordance with each Fund's policies. Each Fund would take steps to prevent its futures positions from "leveraging" its securities holdings. When it has a long futures position, it will maintain with its custodian ban, cash or equivalents. When it has a short futures position it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).


Short Sales "Against the Box" -- Each Fund may engage in short sales "against the box". In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Swap Agreements -- Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

Future Developments -- Each Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by such Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure.

DOW JONES STOXX INDEXES


STOXX Limited provides and services the Dow Jones STOXX(R) indexes. STOXX Limited was founded in 1997 as a joint venture between Deutsche Boerse AG, Dow Jones & Company, Euronext Paris SA and SWX Swiss

Exchange. The Dow Jones STOXX 50(R) Index and the Dow Jones EURO STOXX 50(R) Index were launched in February 1998, in advance of the European Monetary Union, the launch of the euro and the creation of the Eurozone on January 1, 1999.



When the Dow Jones STOXX(R) indexes were created in 1998, the intention was to provide a complete and fully integrated family of market indicators for the European market. While the benchmark indexes resulting from this outlook were innovative in their own right, regional blue-chip indexes were more conspicuously absent from the types of indexes available to investors. The most widely used blue-chip indexes at that time were typically calculated by local exchanges with a variety of incompatible methodologies and consisting wholly of stocks listed on those exchanges.



The Dow Jones STOXX 50(R) and Dow Jones EURO STOXX 50(R) Indexes were born out of this need for a set of consistently designed pan-European measures. The indexes track the large-cap markets of the European and Eurozone regions. Both these Dow Jones STOXX(R) blue-chip indexes are designed to be suitable as the basis for investment products, such as derivatives and exchange-traded funds. Their components have a high degree of liquidity and represent the largest companies across all 18 market sectors defined by the Dow Jones Global Classification Standard.



Derived from the broader total market indexes for each of the two regions, Europe and the Eurozone, these two blue-chip indexes each represent about 60% of the market capitalization of their underlying benchmarks. The Dow Jones STOXX 50(R) Index covers Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Dow Jones EURO STOXX 50(R) Index covers the same countries, excluding Denmark, Norway, Sweden, Switzerland and the United Kingdom.



Index Universe -- The index universe for the Dow Jones STOXX 50(R) Index is defined as all components of the 18 Dow Jones STOXX(R) 600* Supersector indexes. The Dow Jones STOXX(R) 600 Supersector indexes contain the 600 largest stocks traded on the major exchanges of 17 European countries. The index universe for the Dow Jones EURO STOXX 50(R) Index is defined as all components of the 18 Dow Jones EURO STOXX(R)** Supersector indexes. The Dow Jones EURO STOXX(R) Supersector indexes represent the Eurozone portion of the Dow Jones STOXX(R) Total Market Index, which in turn covers 95% of the total market capitalization of the stocks traded on the major exchanges of 17 European countries.



* Dow Jones STOXX 600 is a service mark of Dow Jones & Company, Inc. and STOXX Limited.



** Dow Jones EURO STOXX is a service mark of Dow Jones & Company, Inc. and STOXX Limited.



Selection List -- For each of the 18 Dow Jones STOXX(R) 600 TMI Supersector indexes, the component stocks are ranked by free-float market capitalization. The largest stocks are added to the selection list until the coverage is close to, but still less than, 60% of the free-float market capitalization of the corresponding Dow Jones STOXX(R) Total Market Supersector Index. If the next-ranked stock brings the coverage closer to 60% in absolute terms, then it is also added to the selection list. Any remaining stocks that are current Dow Jones STOXX 50(R) Index components are added to the selection list. The stocks on the selection list are ranked by free-float market capitalization. In exceptional cases, the STOXX Limited Supervisory Board may make additions and deletions to the selection list.



Within each of the 18 Dow Jones EURO STOXX(R) TMI Supersector Indexes, the component stocks are ranked by free-float market capitalization. The largest stocks are added to the selection list until the coverage is close to, but still less than, 60% of the free-float market capitalization of the corresponding Dow Jones EURO STOXX(R) Total Market Supersector Index. If the next-ranked stock brings the coverage closer to 60% in absolute terms, then it is also added to the selection list. Any remaining stocks that are current Dow Jones EURO STOXX 50(R) Index components are added to the selection list. The stocks on the selection list are ranked by free-float market capitalization. In exceptional cases, the STOXX Limited Supervisory Board may make additions and deletions to the selection list.


Stock Selection -- The 40 largest stocks on the selection list for each index are chosen as components. Any remaining current components of the index ranked between 41 and 60 are added as index components. If the component number is still below 50, then the largest stocks on the selection list are added until the index contains 50 stocks.

Review Frequency -- Index composition is reviewed annually in September.

Weighting -- The indexes are each weighted by free-float market capitalization. Each component's weight is capped at 10% of the index's total free-float market capitalization. Weights are reviewed quarterly.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of such Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote of the lesser of
(1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, a Fund may not:

1. Change its investment objective;

2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Fund of a deposit principally of securities included in the relevant index for the purchase of Creation Units);

4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Fund's assets);

5. Purchase, hold or deal in real estate, but a Fund may purchase and sell securities that are issued by companies that invest or deal in real estate assets;

6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

7. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in options, futures and options on futures;

8. Sell securities short, except short sales "against the box"; or

9. Invest in commodities or commodity contracts, except that a Fund may transact in exchange traded futures contracts on securities, stock indexes and options on such futures contracts and make margin deposits in connection with such contracts.

10. Concentrate its investments in an industry (i.e. hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its underlying index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. A Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control;

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment; or

3. Under normal circumstances, invest less than 90% of its total assets in component securities that comprise its relevant benchmark Index. Prior to any change in a Fund's 90% investment policy, such Fund will provide shareholders with 60 days written notice.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in a Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

GENERAL. Investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the indexes are listed on a recognized securities exchange in Europe, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS. Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

A Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in stocks.

Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to the benchmark index if the index underlying the futures contracts differs from the benchmark index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus under "Buying and Selling the Funds" and "Pricing and Valuation." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

Shares trade on the New York Stock Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the New York Stock Exchange necessary to maintain the listing of Shares of any Fund will continue to be met.


The New York Stock Exchange may, but is not required to, remove Shares of a Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the Shares of such Fund for 30 or more consecutive trading days; (2) the value of the underlying index or portfolio of securities on which such Fund is based is no longer calculated or available; or (3) such other event shall occur or condition exists that, in the opinion of the New York Stock Exchange, makes further dealings on the New York Stock Exchange inadvisable. In addition, the New York Stock Exchange will remove the Shares from listing and trading upon termination of the Trust.


As in the case of other stocks traded on the New York Stock Exchange, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

In order to provide current Share pricing information, the New York Stock Exchange disseminates an updated indicative optimized portfolio value ("IOPV") relating to each Fund as calculated by Bloomberg, L.P. ("Bloomberg"). The IOPV calculations are based on local closing prices and may not reflect events that occur subsequent to the local market's close. As a result, premiums and discounts between the IOPV and the market price could be affected. IOPVs also will be disseminated to providers of financial data via the National Market System. IOPVs are disseminated for each Fund every 15 seconds during regular New York Stock Exchange trading hours of 9:30 a.m., New York time to 4:00 p.m., New York time. Neither the Trust, nor the Adviser, nor any of its affiliates are involved in or responsible for any aspect of the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

An IOPV is solely an estimate of the current market value per Share of a Fund. As such, IOPVs are not, and should not be taken to be, a real time update of the net asset value per Share of a Fund, which is calculated only once daily, normally at 4:00 p.m., New York time. Further, IOPVs are not, and should not be taken to be, the price at which Shares may be purchased or sold in the secondary market.

The Trust reserves the right to adjust the stock prices of Shares of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

The base and trading currencies of each Fund is the U.S. dollar. The base currency is the currency in which each Fund's net asset value per Share is calculated and the trading currency is the currency in which Shares of the Funds are listed and traded on the New York Stock Exchange.

MANAGEMENT OF THE TRUST

The Trust is a Massachusetts business trust governed by a Board of Trustees. The Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Adviser, are listed below:

TRUSTEES AND OFFICERS OF THE TRUST


                                                                                           NUMBER OF
                                                                                           PORTFOLIOS
                                                     TERM OF           PRINCIPAL            IN FUND
                                                   OFFICE AND        OCCUPATION(S)          COMPLEX            OTHER
    NAME, ADDRESS              POSITION(S)          LENGTH OF         DURING PAST           OVERSEEN       DIRECTORSHIPS
    AND DATE OF BIRTH          WITH FUNDS          TIME SERVED          5 YEARS            BY TRUSTEE     HELD BY TRUSTEE
------------------------     ---------------   ------------------  -----------------    --------------- -------------------------
TRUSTEES
JAMES E. ROSS*                  Interested      Unlimited          President, SSgA        32           streetTRACKS Series
SSgA Funds Management, Inc.     Trustee/        Elected:           Funds                               Trust (Trustee); Select
State Street Financial Center   President       November           Management, Inc.                    Sector SPDR(R) Trust
One Lincoln Street                              2005/May 2005      (2005-present);                     (Trustee).
Boston, MA 02111                                                   Principal, SSgA
6/24/65                                                            Funds
                                                                   Management, Inc.
                                                                   (2001-present);
                                                                   Principal, State
                                                                   Street Global
                                                                   Advisors
                                                                   (March 2000 to
                                                                   present); Vice
                                                                   President, State
                                                                   Street Bank and
                                                                   Trust Company
                                                                   (1998-March 2000).

DAVID M. KELLY                  Independent     Unlimited          President and          23           Chicago Stock
420 Sabal Palm Lane             Trustee         Elected:           CEO, NSCC (1983                     Exchange
Vero Beach, FL 32963                            July 2004          February 2000) (a                   (Public Governor/
10/10/38                                                           clearing org.);                     Director);
                                                                   Vice Chairman,                      Penson Worldwide Inc.
                                                                   DTCC (1999 -                        (Director);
                                                                   February 2000)(a                    Custodial Trust Co.
                                                                   depository in the                   (Director);
                                                                   United States);                     streetTRACKS(R)
                                                                   Vice Chairman and                   Series Trust (Trustee).
                                                                   CEO, Government
                                                                   Securities Clearing
                                                                   Corp. (1990-
                                                                   February
                                                                   2000) (a
                                                                   government
                                                                   securities clearing
                                                                   company).

FRANK NESVET                    Independent     Unlimited          Chief Executive        23           streetTRACKS Series
c/o streetTRACKS Index Shares   Trustee         Elected:           Officer, Libra                      Trust (Trustee); The
Funds                                           July 2004          Group, Inc.                         Massachusetts Health &
State Street Financial Center                                      (1998-present)(a                    Education Tax Exempt
One Lincoln Street                                                 financial services                  Trust (Trustee).
Boston, MA 02111                                                   consulting
9/24/43                                                            company).

HELEN F. PETERS                 Independent     Unlimited          Professor of           23           Tradeware Global
133 South Street                Trustee         Elected:           Finance, Carroll                    (Director); BJ's
Needham, MA 02492                               July 2004          School of                           Wholesale Clubs
3/22/48                                                            Management,                         (Director);
                                                                   Boston College                      streetTRACKS Series
                                                                   (2003-present);                     Trust (Trustee).
                                                                   Dean, Boston
                                                                   College (August
                                                                   2000-2003);

                                                                   Partner, Samuelson
                                                                   Peters, LLC
                                                                   (1999-September
                                                                   2000).

OFFICERS
MICHAEL P. RILEY                Vice President  Unlimited          Principal, State       N/A          N/A
SSgA Funds Management, Inc.                     Elected:           Street Global
State Street Financial Center                   February 2005      Advisors
One Lincoln Street                                                 (2005 to
Boston, MA 02111                                                   present); Assistant
3/22/69                                                            Vice
                                                                   President, State
                                                                   Street Bank and
                                                                   Trust Company
                                                                   (2000-2004).

GARY L. FRENCH                  Treasurer       Unlimited          Senior Vice            N/A          N/A
State Street Bank and                           Elected:           President,
Trust Company                                   May  2005          State Street Bank
One Lincoln Street                                                 and Trust Company
Boston, MA 02111                                                   (2002-present);
7/4/51                                                             Managing Director,
                                                                   Deutsche Bank
                                                                   (2001-2002);
                                                                   President, UAM
                                                                   Fund Services
                                                                   (1995-2001).

MARY MORAN ZEVEN                Secretary       Unlimited          Senior Vice            N/A          N/A
State Street Bank and                           Elected:           President and
Trust Company                                   July 2004          Senior Managing
One Lincoln Street                                                 Counsel, State
Boston, MA 02111                                                   Street Bank and
2/27/61                                                            Trust Company
                                                                   (2002-present);
                                                                   and Vice President
                                                                   and Counsel, State
                                                                   Street Bank and
                                                                   Trust Company
                                                                   (2000-2002).

SCOTT M. ZOLTOWSKI              Assistant       Unlimited          Vice President and     N/A          N/A
State Street Bank and Trust     Secretary       Elected:           Counsel, State
Company                                         November 2004      Street Bank and
One Lincoln Street                                                 Trust Company
Boston, MA 02111                                                   (2004-present);
1/30/69                                                            Senior Counsel,
                                                                   BISYS, Inc. (2001-
                                                                   2004); Associate,
                                                                   Dechert LLP (1999-
                                                                   2001).

JOHN W. CLARK                   Assistant       Unlimited          Vice President,        N/A          N/A
State Street Bank and Trust     Treasurer       Elected:           State Street Bank &
Company                                         August 2005        Trust Company
One Lincoln Street                                                 (2001 - present);
Boston, MA 02111                                                   Director, Investors
3/24/67                                                            Bank & Trust
                                                                   Company (1998 -
                                                                   2000); Assistant
                                                                   Vice President,
                                                                   Investors Bank &
                                                                   Trust Company
                                                                   (1996 - 1998).

MATTHEW FLAHERTY                Assistant       Unlimited          Assistant Director,    N/A          N/A
State Street Bank and Trust     Treasurer       Elected:           State Street Bank
Company                                         May 2005           and Trust (1994-
One Lincoln Street                                                 present).
Boston, MA 02111
2/19/71

PETER A. AMBROSINI              Chief           Unlimited          Senior Principal       N/A          N/A
SSgA Funds                      Compliance      Elected:           and Chief
Management, Inc.                Officer         May 2004           Compliance and
State Street Financial Center                                      Risk Management
One Lincoln Street                                                 Officer, SSgA
Boston, MA 02111                                                   Funds
12/17/43                                                           Management, Inc.
                                                                   (2001-present);
                                                                   Managing Director,
                                                                   PricewaterhouseCo-
                                                                   opers
                                                                   (1986-2001).


TRUSTEES' OWNERSHIP OF SHARES


The following table shows the dollar range of equity securities beneficially owned by each of the Trustees as of December 31, 2005:



                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                     DOLLAR RANGE OF           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                    EQUITY SECURITIES                   BY THE TRUSTEE IN FAMILY OF
NAME                                  IN THE TRUST                         INVESTMENT COMPANIES
-----------------------             ------------------          ---------------------------------------------
NON-INTERESTED TRUSTEES
David M. Kelly                            None                                None
Frank Nesvet                              None                                None
Helen F. Peters                           None                                None
INTERESTED TRUSTEE
James Ross                                None                                None


TRUSTEES' OWNERSHIP OF SECURITIES ISSUED BY THE ADVISER OR ANY COMPANY CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH THE ADVISER


As of December 31, 2005, the Independent Trustees did not own any securities issued by the Adviser or any company controlling, controlled by or are under common control with the Adviser.


REMUNERATION OF THE TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or trustee of the Trust. The Trust pays each trustee who is not an "interested person" (as defined in the 1940 Act) an annual fee of $15,000 plus $300 per Fund per meeting for scheduled quarterly meetings of the Board attended by the trustee. The Trust also reimburses each trustee for travel and other out-of-pocket expenses incurred by him in connection with attending such meetings. Committee members do not receive any additional compensation for service on a committee. The trustee fees are allocated among the Funds based on net assets.


The table below shows the compensation that the Non-Interested Trustees received during the Trust's fiscal year ended September 30, 2005.



                                                      PENSION OR                            TOTAL
                                                      RETIREMENT         ESTIMATED        COMPENSATION
                                                       BENEFITS            ANNUAL            FROM
                                AGGREGATE              ACCRUED            BENEFITS       TRUST AND FUND
                              COMPENSATION           AS PART OF             UPON          COMPLEX PAID
NAME OF TRUSTEE                FROM TRUST           TRUSTEXPENSES        RETIREMENT        TO TRUSTEES
---------------                ----------           -------------        ----------       -----------
David M. Kelly                $  13,050                NA                    NA             $  52,400
Frank Nesvet                  $  13,050                NA                    NA             $  52,400
Helen F. Peters               $  13,050                NA                    NA             $  52,400


No trustee or officer is entitled to any pension or retirement benefits from the Trust.


COMMITTEES. The Board of Trustees has an Audit Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met three times during the fiscal year ended September 30, 2005.



The Board of Trustees has established a Trustee Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. The responsibilities of the Trustee Committee are to: 1) perform the specific tasks assigned to the Independent Trustees pursuant to the 1940 Act, including annual consideration of the investment management contracts and service plans with respect to each of the Funds; 2) nominate Independent Trustees; 3) review on a periodic basis the governance structures and procedures of the Funds; 4) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; 5) review and consider matters that are reported to the Committee under the Code of Conduct of the Trust under the S-O Act; 6) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust pursuant to the SEC Standards of Professional Conduct for Attorneys; and
7) provide general oversight of the Funds on behalf of the investors of the Funds. The Trustee Committee did not meet during the fiscal year ended September 30, 2005.



Pricing Committee. The Board of Trustees also has established a Pricing Committee that is composed of Officers of the Trust, investment management personnel of the Adviser and senior operations and administrative personnel of State Street. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Pricing Committee meets only when necessary. During the fiscal year ended September 30, 2005, the Pricing Committee met one time. Committee members do not receive any compensation from the Trust for their services.


CODE OF ETHICS. The Trust, the Adviser and the Principal Underwriter each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the Principal Underwriter from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as an exhibit to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at http://www.sec.gov.

PROXY VOTING POLICIES. The Board of Trustees believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The Adviser's proxy voting policy is attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge by calling 1-866-787-2257; and (2) on the SEC's website at http://www.sec.gov.


DISCLOSURE OF PORTFOLIO HOLDINGS POLICY. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE via the National Securities Clearing Corporation (NSCC). The basket represents one creation unit of the Funds. The Trust, the Adviser or State Street Bank and Trust Company ("State Street") will not disseminate non-public information concerning the Trust.


THE INVESTMENT ADVISER. SSgA Funds Management, Inc., State Street Financial Center, One Lincoln Street, Boston, MA 02111, acts as the investment adviser to the Funds pursuant to a contract (the "Advisory Contract") with the Trust. Under the Advisory Contract, each Fund pays the Adviser a unitary fee, computed daily and paid monthly, at the annual rate of 0.29% of average daily net assets of the Fund. The Advisory Contract provides that the Adviser will pay the operating expenses of each Fund, except for the management fee, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustees' counsel fees), litigation expenses and any other extraordinary expenses, from the unitary fee.


For the fiscal year ended September 30, 2005, the Funds paid the following amounts to the Adviser:

          FUND NAME               AMOUNT PAID
-------------------------------   -----------
Dow Jones STOXX 50(R) Fund        $   84,662
                                  ----------
Dow Jones EURO STOXX 50(R) Fund   $  397,634
                                  ----------



For the period July 1, 2004 to September 30, 2004, the Funds paid the following amounts to the Adviser:



          FUND NAME               AMOUNT PAID
-------------------------------   -----------
Dow Jones STOXX 50(R) Fund        $   17,705
Dow Jones EURO STOXX 50(R) Fund   $   66,696




For the period October 1, 2003 to June 30, 2004, the Funds paid the following amounts to UBS Global Asset Management (US) Inc., the Funds' former investment adviser:



          FUND NAME               AMOUNT PAID
-------------------------------   -----------
Dow Jones STOXX 50(R) Fund        $   39,034
                                  ----------
Dow Jones EURO STOXX 50(R) Fund   $  183,469
                                  ----------



For the fiscal year ended September 30, 2003, the Funds paid the following amounts to UBS Global Asset Management (US) Inc., the Funds' former investment adviser:



          FUND NAME               AMOUNT PAID
-------------------------------   -----------
Dow Jones STOXX 50(R) Fund        $   60,901
                                  -----------
Dow Jones EURO STOXX 50(R) Fund   $  401,958
                                  -----------


Under the Advisory Contract, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon assignment and is terminable at any time with respect to a Fund without penalty by the Board or by vote of the holders of a majority of a Fund's outstanding voting securities on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Fund.


The Board of Trustees, including a majority of the Independent Trustees, initially approved the Trust's Advisory Contract with the Adviser at a meeting held on March 29, 2004, called for the purpose of reviewing the Advisory Contract, and the shareholders approved the Advisory Contract at a shareholder meeting held on June 16, 2004. Prior to that, the Board of Trustees had approved an Investment Advisory Agreement with UBS Global Asset Management Inc. at the Trust's organizational board meeting held on August 19, 2002.



Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.



PORTFOLIO MANAGERS



The Adviser manages the Funds using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the Funds and assets under management in those accounts as of November 30, 2005:



             Registered                Pooled                                        Total
             Investment    Assets    Investment    Assets               Assets      Assets
Portfolio     Company     Managed     Vehicle     Managed     Other     Managed     Managed
Manager       Accounts   (billions)   Accounts   (billions)  Accounts  (billions)  (billions)*
-----------  ----------  ----------  ----------  ----------  --------  ----------  -----------
Lynn Blake       2          $0.17         1        $0.78        9        $10.01      $10.96
John Tucker      9          $1.23         4        $4.42        7        $ 8.74      $14.39

* The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.



The portfolio managers listed above, do not beneficially own any shares of the Fund or the Portfolio as of November 30, 2005.



A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.



A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objective and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manger. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.



A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.



The compensation of the portfolio managers is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e., equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.


THE ADMINISTRATOR. State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Administrator for the Trust pursuant to an Administration Agreement. Under the Administrative Services Agreement, State Street is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and each Fund. State Street will generally assist in all aspects of the Trust's and the Funds' operations; supply and maintain office facilities (which may be in State Street's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to, and filings with, the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company also serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, State Street holds the Funds' assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. State Street also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. State Street may be reimbursed by the Funds for its out-of-pocket expenses.

As compensation for its services under the Administrative Services Agreement and the Transfer Agency Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets for the Trust, as follows: 0.06% on the first $5 billion, 0.045% on the next $5 billion, 0.03% on the next $5 billion and 0.02% thereafter. As compensation for its services under the Custodian Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets for the Trust, as follows:
0.01% on the first $500 million, 0.0075% on the next $500 million and 0.0050% on average aggregate net assets over $1 billion for domestic safekeeping plus other standard global safekeeping and transaction fees. The Advisory Contract provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under each of the Administrative Services Agreement, the Custodian Agreement and the Transfer Agency Agreement.

THE PRINCIPAL UNDERWRITER. State Street Global Markets, LLC, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, acts as the principal underwriter of each Fund pursuant to a principal underwriting contract with the Trust (the "Principal Underwriting Agreement") which requires the Principal Underwriter to use its best efforts, consistent with its other businesses, to sell Shares of the Fund. Shares of each Fund are offered continuously. The Principal Underwriter may enter into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Shares.

The Principal Underwriter may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit aggregations of Shares. Such Soliciting Dealers may also be DTC Participants (as defined below) and/or investor services organizations.


LICENSING ARRANGMENTS. Each Fund will be based on a particular equity market index compiled by STOXX Limited, which is not affiliated with a Fund or with the Adviser or its affiliates. Each Fund will be entitled to use the underlying index pursuant to a sub-license agreement with the Adviser and STOXX Limited. The Adviser has a license agreement with STOXX Limited. The Trust is not obligated to pay any sub-license fee under the Sub-License Agreement.



BROKERAGE TRANSACTIONS. The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and the Adviser from obtaining a high quality of brokerage services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, an exact dollar value for those services is not ascertainable.


The Adviser owes a duty to its clients to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution and does not take the sales of Fund shares into account. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use ECNs when appropriate.

The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.


The table below shows the aggregate dollar amount of brokerage commissions paid by the Funds for the fiscal years ended September 30. None of the brokerage commissions paid were paid to affiliated brokers.



              FUND                2005     2004     2003*
-------------------------------  -------  -------  -------
Dow Jones STOXX 50(R) Fund       $ 2,812  $ 1,695  $ 1,319
                                 -------  -------  -------
Dow Jones EURO STOXX 50(R) Fund  $18,734  $11,405  $11,102
                                 -------  -------  -------



*For the period October 15, 2002 through September 30, 2003.



Holdings in Shares of Regular Broker-Dealers as of September 30, 2005.



Credit Suisse First Boston   $   480,622
                             -----------
Societe General              $ 4,817,971
                             -----------
ABN Amro Holding NV          $ 4,245,807
                             -----------


The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Funds of the Trust and one or more other investment companies or clients supervised by the Adviser or SSgA are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 50%. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Buying and Selling the Funds."

The Depositary Trust Company ("DTC") acts as securities depositary for Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, the American Stock Exchange and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the New York Stock Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


Although the Funds do not have information concerning the beneficial ownership of the Funds held in the names of DTC Participants, as of December 31, 2005, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

FUND                              NAME AND ADDRESS                  PERCENTAGE OF
                                                                      OWNERSHIP
streetTRACKS(R) Dow   UBS Financial Services Inc.                       20.26%
Jones STOXX 50(R)     1200 Harbor Blvd.
Fund                  Weehawken, NJ 07086

                      Timber Hill, Inc.                                 14.77%
                      2 Pickwick Plaza
                      Greenwich, CT 06830

                      Goldman Sachs & Co.                               11.50%
                      1 New York Plaza, 45th Floor
                      New York, NY10004

                      MSDW Inc.                                          8.92%
                      51 Mercedes Way
                      Edgewood, NY 11717

                      Brown Brothers                                     7.15%
                      63 Wall Street, 8th Floor
                      New York, NY 10005

                      UBS AG London                                      5.40%
                      677 Washington Blvd.
                      Stamford, CT 06901

streetTRACKS(R) Dow   Brown Brothers                                    14.90%
Jones EURO STOXX )    63 Wall Street, 8th Floor
50(R Fund             New York, NY 10005

                      Merrill Lynch, Pierce, Fenner & Smith, Inc.       13.60%
                      4 Corporate Place
                      Corporate Park 287
                      Piscataway, NJ 08855

                      UBS Financial Services Inc.                       10.60%
                      1200 Harbor Blvd.
                      Weehawken, NJ 07086

                      JPMorgan & Chase                                   9.00%
                      4 New York Plaza, 13th Floor
                      New York, NY 10004

                      Citigroup Global Markets Inc.                      6.40%
                      333 W. 34th Street
                      New York, NY 10001


PURCHASE AND REDEMPTION OF CREATION UNITS

PURCHASE. The Trust issues and sells Shares of each Fund only: (i) in Creation Units on a continuous basis through the Principal Underwriter, without a sales load, at their net asset value next determined after receipt, on any Business Day (as defined below), of an order in proper form; or (ii) pursuant to the Dividend Reinvestment Plan.

A "Business Day" with respect to each Fund is any day on which the New York Stock Exchange is open for business. As of the date of the Prospectus, the New York Stock Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" per each Creation Unit constituting a substantial replication, or a representation, of the stocks included in the relevant Fund's benchmark index and an amount of cash the "Cash Component" computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The Cash Component is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities.

The custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, immediately prior to the opening of business on the New York Stock Exchange (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.


The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the relevant index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash i.e., a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting, (a "Custom Order"). The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject index being tracked by the relevant Fund or resulting from certain corporate actions. As of September 30, 2005, the value of the securities comprising a deposit of designated equity securities necessary for an in-kind purchase of a Creation Unit for each Fund was as follows: $1,965,500 for the streetTRACKS(R) Dow Jones STOXX 50(R) Fund and $2,065,500 for the streetTRACKS(R) Dow Jones EURO STOXX 50(R) Fund.


PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Principal Underwriter to purchase a Creation Unit of a Fund, an entity must be a DTC Participant (see "BOOK ENTRY ONLY SYSTEM") that has executed an agreement with the Principal Underwriter and the Transfer Agent with respect to purchases and redemptions of Creation Units (an "Authorized Participant"). Each Authorized Participant will agree, pursuant to the terms of a Participation Agreement among the Principal Underwriter and the Transfer Agent, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below).

All orders to purchase Shares directly from a Fund must be placed for one or more Creation Unit size aggregations of Shares (50,000 in the case of each Fund). All standard orders to purchase Creation Units must be received by the Principal Underwriter no later than the close of regular trading session on the New York Stock Exchange ("Closing Time") (ordinarily 4:00 p.m. New York time) on the date such order is placed in order for purchase of Creation Units to be effected based on the net asset value of Shares of each Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Principal Underwriter no later than 11:00 a.m. New York time on trade date. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Principal Underwriter by the cut-off time on such Business Day.

PURCHASE ORDER. The Principal Underwriter shall inform the Transfer Agent, the Adviser and the Custodian upon receipt of a purchase order. The Custodian will then provide such information to the appropriate subcustodian. For each Fund, the Custodian shall cause the subcustodian of such Fund to maintain an account into which the

Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the Deposit Securities (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount). Deposit Securities must be delivered to an account maintained at the applicable local subcustodian.

The Authorized Participant must also pay to the Trust, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the applicable Creation Transaction Fee (defined below). Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the New York Stock Exchange.

Investors should be aware that an Authorized Participant may require orders for purchases of Shares placed with it to be in the particular form required by the individual Authorized Participant.

In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should also be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to purchase Creation Units have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement.

ACCEPTANCE OF PURCHASE ORDER. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) not later than the Closing Time for standard orders and 11:00 a.m. for custom orders, and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Principal Underwriter and the Adviser) to reject any order until acceptance.

Once the Trust has accepted an order, the Trust will confirm the issuance of a Creation Unit of a Fund against receipt of payment, at such net asset value as shall have been calculated after receipt in proper form of such order. The Principal Underwriter will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 125% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 125% of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the custodian or purchased by the Trust and deposited into the Trust, normally by 12:00 p.m., New York time the following Business Day. In addition, a Creation Transaction Fee of $1,500 (defined below) will be charged in all cases plus an additional fee of up to four times the Creation Transaction Fee may be charged to the extent that cash is used in lieu of securities to purchase Creation Units. The delivery of Creation Units so purchased will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Principal Underwriter.

ACCEPTANCE FOR ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Principal Underwriter in respect of any Fund if (a) the order is not in proper form or the Deposit Securities delivered do not consist of the securities that the custodian specified; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (c) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (f) in the event that circumstances outside the control of the Trust and the Adviser make it for all practical purposes impossible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, State Street Global Markets LLC, the Principal Underwriter, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Principal Underwriter shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.


CREATION TRANSACTION FEE. To offset the costs for transfer and other transaction fees involved in transactions for the purchase of Creation Units, investors will be required to pay a fixed creation transaction fee of $1,500 (the "Creation Transaction Fee"). An additional charge of up to four times the Creation Transaction Fee may be imposed for Custom Orders and cash purchases (to approximate the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser may be assessed the additional charge for cash purchases on the "cash in lieu" portion of its investment. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.


REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the custodian, through the NSCC, makes available immediately prior to the opening of business on the New York Stock Exchange (currently 9:30 am, New York time) on each Business Day, the list of the names and share quantities of each Fund's portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units.


Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities -- as announced by the custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a fixed redemption transaction fee of $1,500 as described below (the "Redemption Transaction Fee"). In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.


REDEMPTION TRANSACTION FEE. To offset the costs for transfer and other transaction fees involved in transactions for the redemption of Creation Units, investors will be required to pay the Redemption Transaction Fee. The Redemption Transaction Fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Funds, subject to approval by the Board, may adjust the Redemption Transaction Fee from time to time based upon actual experience. An additional charge for cash redemptions, Custom Orders, or partial cash redemptions (when cash redemptions are available) for each Fund may be imposed. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.


PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the Closing Time in order to receive that day's net asset value for standard orders and by 11:00 a.m. for custom orders. A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or cause to be transferred to the Trust's Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on a day on which the Exchange is open for business and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above. If the Transfer Agent does not receive the investor's Shares through DTC's facilities by 11:00 am on the Exchange Business Day next following the day that the redemption request is received, and the Cash Component, if applicable, by 2:00 p.m. that day, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

Deliveries of redemption proceeds generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. Appendix A hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of each Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in Appendix A to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming Shareholders will be required to receive its redemption proceeds in cash.

In addition, a Shareholder may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the Shareholder will receive a cash payment equal to the net asset value of its Shares based on the net asset value of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a Redemption Transaction Fee and additional charge for requested cash redemptions specified above, to approximate the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Shareholder to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the net asset value of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "PRICING AND VALUATION."

Net asset value per Share for each Fund of the Trust is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Share is calculated by the custodian and determined at the close of the regular trading session on the New York Stock Exchange (ordinarily 4:00 p.m. New York time) on each day that such exchange is open.

In computing a Fund's net asset value per Share, the Fund's securities holdings are valued using the same methodology as the Fund's respective benchmark index uses to calculate the value of the index's underlying securities. Securities regularly traded in an over-the-counter market are valued at the last sale price in such market. When market quotations are not readily available, securities are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. Such procedures require the Trust's Pricing and Valuation Committee to determine a security's value if such security's price is not readily available. In determining such value the Pricing and Valuation Committee will consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and
(iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Funds' index providers).

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DISTRIBUTIONS."

GENERAL POLICIES. Dividends from net investment income, if any, are declared and paid quarterly by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Funds to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.


DIVIDEND REINVESTMENT SERVICE. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service (the "Service") for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If the Service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per share. Shares will be issued at NAV under the Service regardless of whether the Shares are then trading in the secondary market at a premium or discount to net asset value. Broker dealers, at their own discretion, may also offer a dividend reinvestment program under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding the Service or other dividend reinvestment programs.


TAXES

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled "TAX MATTERS."


Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets, among others.


Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. Under the provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003, some ordinary dividends paid to individual shareholders may qualify for taxation at a lower tax rate applicable to long-term capital gains.


In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009.



Gain or loss on the sale or redemption of Shares in each Fund is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investment made (including Shares acquired through reinvestment of dividends and distribution) so they can compute the tax basis of their Shares.


A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.

Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions reinvested in additional Shares of a Fund through the means of the service (see "DIVIDEND REINVESTMENT SERVICE") will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.


Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax. Under recently enacted legislation, the Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Fund may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. In addition, distributions of the Fund attributable to gains from sales or exchanges of "U.S. real property interests," as defined in the Code and Treasury Regulations (including gains on the sale or exchange of shares in certain U.S. real property holding corporations, which may include certain REITs, and certain REIT capital gain dividends) will generally cause the foreign stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States, generally subject to tax at the same rates applicable to U.S. stockholders. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. Such distributions may be subject to U.S. withholding tax and will give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the proposed legislation.


Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). The backup withholding rate for individuals is currently 28%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS. Each Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.


REPORTABLE TRANSACTIONS



Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.


CAPITAL STOCK AND SHAREHOLDER REPORTS

The Trust currently is comprised of two Funds. Each Fund issues Shares of beneficial interest, par value $0.01 per Share. The Board may designate additional funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class, except that if the matter being voted on affects only a particular Fund, it will be voted on only by that Fund, and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Fund) have noncumulative voting rights for the election of trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

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

Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10119, serves as counsel to the Trust. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, serves as the independent registered public accounting firm for the Trust.


FINANCIAL STATEMENTS



The Funds' financial statements for the fiscal year ended September 30, 2005 and the independent registered public accounting firm report thereon dated November 14, 2005, which is contained in the Funds' Annual Report, dated September 30, 2005 (as filed with the Securities and Exchange Commission on December 6, 2005 pursuant to Section 30(b) of the Investment Company Act of 1940, as amended and Rule 30b2-1 thereunder are incorporated herein by reference.

APPENDIX A

The Trust intends to effect deliveries of portfolio securities on a basis of "T" plus three New York business days (i.e., days on which the New York Stock Exchange is open) in the relevant foreign market of each Fund, except as discussed below. The ability of the Trust to effect in-kind redemptions within three New York business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant New York business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in New York, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within three New York business days.


The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than seven calendar days for some Funds, in certain circumstances, during the calendar years 2006 and 2007. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.



streetTRACKS(R) DOW JONES STOXX 50(R) FUND streetTRACKS(R) DOW JONES EURO STOXX 50(R) FUND



REGULAR HOLIDAYS. The remaining dates in the calendar year 2006 and January 2007 on which the regular Austrian, Belgian, Danish, Finnish, French, German, Greek, Irish, Italian, Luxembourg, Dutch, Norwegian, Portuguese, Spanish, Swedish, Swiss and British holidays affecting the relevant securities markets fall are as follows:



                        2006-JANUARY 2007


AUSTRIA


                        April 17, 2006
                        May 1, 2006
                        May 25, 2006
                        June 15, 2006
                        August 15, 2006
                        October 26, 2006
                        November 1, 2006
                        December 8, 2006
                        December 25, 2006
                        December 26, 2006
                        January 1, 2007


BELGIUM


                        April 14, 2006
                        April 17, 2006
                        May 1, 2006
                        December 25, 2006
                        December 26, 2006
                        January 1, 2007


DENMARK


                        April 13, 2006
                        April 14, 2006
                        April 17, 2006
                        May 12, 2006
                        May 25, 2006

                        June 5, 2006
                        December 25, 2006
                        December 26, 2006
                        January 1, 2007


FINLAND


                        April 14, 2006
                        April 17, 2006
                        May 1, 2006
                        May 25, 2006
                        June 23, 2006
                        December 6, 2006
                        December 25, 2006
                        December 26, 2006
                        January 1, 2007


FRANCE


                        April 14, 2006
                        April 17, 2006
                        May 1, 2006
                        December 25, 2006
                        December 26, 2006
                        November 24, 2005
                        December 26, 2005
                        January 1, 2007


GERMANY


                        April 14, 2006
                        April 17, 2006
                        May 1, 2006
                        December 25, 2006
                        December 26, 2006
                        January 1, 2007


GREECE


                        April 14, 2006
                        April 17, 2006
                        May 1, 2006
                        August 15, 2006
                        December 25, 2006
                        December 26, 2006
                        January 1, 2007


IRELAND


                        April 14, 2006
                        April 17, 2006
                        May 1, 2006
                        December 25, 2006
                        December 26, 2006
                        January 1, 2007


ITALY


                        April 17, 2006
                        April 25, 2006
                        May 1, 2006
                        December 25, 2006
                        January 1, 2007


LUXEMBOURG


                        April 17, 2006
                        May 1, 2006
                        May 25, 2006

                        June 5, 2006
                        June 23, 2006
                        August 15, 2006
                        October 9, 2006
                        November 1, 2006
                        December 25, 2006
                        December 26, 2006
                        January 1, 2007


NETHERLANDS


                        April 14, 2006
                        April 17, 2006
                        May 1, 2006
                        December 25, 2006
                        December 26, 2006
                        January 1, 2007


NORWAY


                        April 13, 2006
                        April 14, 2006
                        April 17, 2006
                        May 1, 2006
                        May 17, 2006
                        May 25, 2006
                        June 5, 2006
                        December 25, 2006
                        December 26, 2006
                        January 1, 2007


PORTUGAL


                        April 14, 2006
                        April 17, 2006
                        May 1, 2006
                        December 25, 2006
                        December 26, 2006
                        January 1, 2007


SPAIN


                        April 14, 2006
                        April 17, 2006
                        May 1, 2006
                        December 25, 2006
                        December 26, 2006
                        January 1, 2007


SWEDEN


                        April 14, 2006
                        April 17, 2006
                        May 1, 2006
                        May 25, 2006
                        June 5, 2006
                        June 6, 2006
                        June 23, 2006
                        December 25, 2006
                        December 26, 2006
                        January 1, 2007


SWITZERLAND


                        April 14, 2006
                        April 17, 2006
                        May 1, 2006
                        May 25, 2006

                        June 5, 2006
                        August 1, 2006
                        December 25, 2006
                        December 26, 2006
                        January 1, 2007


UNITED KINGDOM


                        April 14, 2006
                        April 17, 2006
                        May 1, 2006
                        May 29, 2006
                        August 28, 2006
                        December 25, 2006
                        December 26, 2006
                        January 1, 2007



REDEMPTION. The longest redemption cycle for the Funds is a function of the longest redemption cycles among the countries whose stocks comprise a Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2005, the dates of the regular holidays affecting the Danish, Norwegian, and Spanish securities markets presented the worst-case redemption cycle for each Fund as R + 8 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

APPENDIX B--SSGA FUNDS MANAGEMENT, INC. PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

   2) provides the client with this written proxy policy, upon request;

   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

   4) matches proxies received with holdings as of record date;

   5) reconciles holdings as of record date and rectifies any discrepancies;

   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

   7) documents the reason(s) for voting for all non-routine items; and

   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

      - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

      -  Approval of auditors

      -  Directors' and auditors' compensation

      -  Directors' liability and indemnification

      -  Discharge of board members and auditors

      -  Financial statements and allocation of income

      - Dividend payouts that are greater than or equal to country and industry standards

      -  Authorization of share repurchase programs

      -  General updating of or corrective amendments to charter

      -  Change in Corporation Name

      -  Elimination of cumulative voting

II. Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

      - Captitalization changes which eliminate other classes of stock and voting rights

      - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

      - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

      -  Elimination of "poison pill" rights

      - Stock purchase plans with an exercise price of not less that 85% of fair market value

      -  Stock option plans which are incentive based and not excessive

      -  Other stock-based plans which are appropriately structured

      -  Reductions in super-majority vote requirements

      -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:

      - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

      - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

      - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

      - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

      -  Elimination of Shareholders' Right to Call Special Meetings

      -  Establishment of classified boards of directors

      - Reincorporation in a state which has more stringent anti-takeover and related provisions

      - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

      -  Excessive compensation

      - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

      -  Adjournment of Meeting to Solicit Additional Votes

      - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

      - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

      - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

      - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

      - Against offers when there are prospects for an enhanced bid or other bidders

      - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

      -  Requirements that auditors attend the annual meeting of shareholders

      - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

      - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

      - Mandates that amendments to bylaws or charters have shareholder approval

      -  Mandates that shareholder-rights plans be put to a vote or repealed

      -  Establishment of confidential voting

      - Expansions to reporting of financial or compensation-related information, within reason

      -  Repeals of various anti-takeover related provisions

      -  Reduction or elimination of super-majority vote requirements

      -  Repeals or prohibitions of "greenmail" provisions

      -  "Opting-out" of business combination provisions

      - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation -- committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

      - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

      - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

      - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

      - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

      -  Limits to tenure of directors

      - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

      -  Restoration of cumulative voting in the election of directors

      - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

      - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

      -  Proposals which require inappropriate endorsements or corporate actions

      - Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model

      - Proposal asking companies to adopt full tenure holding periods for their executives

      - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

END DOCUMENT

      PART C OTHER INFORMATION

ITEM 23. EXHIBITS

(a)   Amended and Restated Declaration of Trust.(1)

(b)   Amended and Restated Bylaws of the Trust (6).

(c) Global Certificates evidencing shares of the Beneficial Interest, $0.01 par value, of each Fund.(3)

(d) Investment Advisory Agreement between the Trust and SSgA Funds Management, Inc. (5)

(e) Principal Underwriting Agreement between the Trust and State Street Global Markets LLC. (5)

(f)   Not applicable

(g)(i) Custodian and Accounting Services Agreement between the Trust and State Street Bank and Trust Company. (2)

(g)(ii) Amendment to Custodian Agreement between the Trust and State Street Bank and Trust Company is filed herewith.

(h)(i) Administration Agreement between the Trust and State Street Bank and Trust Company. (2)

(h)(ii) Transfer Agency Services Agreement between the Trust and State Street Bank and Trust Company. (2)

(h)(iii) Form of Participant Agreement. (3)

(h)(iv) Sublicense Agreement among The Trusts, STOXX Limited and the Adviser.
      (3)

(h)(v) Securities Lending Agreement. (4)

(h)(vi) Anti Money Laundering Addendum to Transfer Agency Services Agreement.(5)



(i)(i) Opinion and Consent of Mayer Brown Rowe & Maw. (4)

(i)(ii) Opinion of Ropes & Gray. (4)

(j)   Consent of PricewaterhouseCoopers LLC is filed herewith.

(k)   Not applicable

(l) Form of Purchase Agreement between the Trust and UBS Global Asset Management (US) Inc. (3)

(m)   Not applicable

(n)   Not applicable

(p)(i) Revised Code of Ethics of the Trust. (6)

(p)(ii) Code of Ethics adopted by the Adviser and the Distributor. (6)


(q)   Power of Attorney is filed herewith. (2)(5)


(r)   Secretary's Certificate is filed herewith

----------

(1) Incorporated herein by reference from Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on July 9, 2002.

(2) Incorporated herein by reference from Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on September 10, 2002.

(3) Incorporated herein by reference from Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 2, 2002.

(4) Incorporated herein by reference from Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 10, 2002.

(5) Incorporated herein by reference from Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on July 1, 2004.

(6) Incorporated herein by reference from Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on November 28, 2004.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 25. INDEMNIFICATION

Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the Trust will indemnify any person who is, or has been, a Trustee, officer, employee or agent of the Trust against all expenses reasonably incurred or paid by him/her in connection with any claim, action, suit or proceeding in which he/she becomes involved as a party or otherwise by virtue of his/her being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him/her in the settlement thereof, if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render him/her liable by reason of willful misfeasance, bad faith or gross negligence in the performance of his/her duties or by reason of reckless disregard of his/her obligations and duties to the Registrant. The Registrant may also advance money for litigation expenses provided that Trustees, officers, employees and/or agents give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

Pursuant to Section 5.2 of the Registrant's Declaration of Trust, no Trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions of Rule 484 under the Act, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company

Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

The Registrant will maintain insurance on behalf of any person who is or was a Trustee, officer, employee or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him/her and incurred by him/her or arising out of his/her position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him/her.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

See "Management" in the STATEMENT OF ADDITIONAL INFORMATION as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, is the Trust's principal underwriter.

(b) The following is a list of the executive officers, directors and partners of State Street Global Markets, LLC:

R. Charles Hindmarsh        Chief Executive Officer and President
Nicolas J. Bonn             Chief Financial Officer and Executive Vice President
Simon Wilson-Taylor         Senior Vice President
R. Bryan Woodard            Vice President and Secretary
Vincent Manzi               Vice President and Compliance Officer
William Helfrich            Vice President and Treasurer
James D. Doherty            Vice President and Assistant Secretary

(c)   Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of State Street Bank and Trust Company, Two Avenue de LaFayette, Boston, Massachusetts 02110.


ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

The Trust hereby undertakes that it will file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from any persons in excess of 25 if the Trust proposes to raise its initial capital pursuant to Section 14(a)(3) of the 1940 Act (15 U.S.C. 80a-14(a)(3)).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and the Commonwealth of Massachusetts, on the 27th day of January, 2006.

                                                 streetTRACKS INDEX SHARES FUNDS

                                                             By: /s/ James Ross*
                                                 -------------------------------
                                                                       President

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following person in the capacities and on the date indicated:

        SIGNATURES                                   TITLE                                         DATE
/s/ Gary L. French*                       Treasurer and Principal Financial Officer            January 27, 2006
-------------------
Gary L. French

/s/ David M. Kelly*                        Trustee                                              January 27, 2006
------------------
David M. Kelly

/s/ Frank Nesvet*                          Trustee                                              January 27, 2006
----------------
Frank Nesvet

/s/ Helen Peters*                          Trustee                                              January 27, 2006
----------------
Helen F. Peters

/s/ James Ross*                           Trustee, President and Principal Executive Officer   January 27, 2006
---------------
James Ross

*By: /s/ Scott M. Zoltowski
     ----------------------
    Scott M. Zoltowski
    As Attorney-in-Fact
    Pursuant to Power of Attorney

                                  Exhibit List


Item 23


      (g)(ii) Amendment to Custodian Agreement


      (j)     Consent of PricewaterhouseCoopers, LLP

      (q)     Powers of Attorney


      (r)     Secretary's Certificate